               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 15, 2005

                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-04                           32-6022141
      (Commission File Number)            (I.R.S. Employer Identification No.)

 425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On September 15, 2005, the Registrant  made  available  the
           Monthly Servicer Certificate for the Period of August 2005
           for the NAVISTAR FINANCIAL 2003-A OWNER TRUST, which is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  September 27, 2005                 By:/s/ Paul Martin
--------------------------                       -------------------------------
                                                 Paul Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #28, dated September 15, 2005

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                                 EXHIBIT 20

                    Navistar Financial 2003 - A Owner Trust
                         For the Month of August 2005
                    Distribution Date of September 15, 2005
                          Servicer Certificate  #28

Original Pool Amount                                             $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                     $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                    $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $167,007,633.64
Beginning Pool Factor                                                 0.3340157%

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)             $8,114,914.17
    Interest Collected                                             $1,012,103.82
    Mandatory Prepayments                                                  $0.00

Additional Deposits:

    Repurchase Amounts                                                     $0.00

    Liquidation Proceeds/Recoveries                                   $79,833.63

    Total Additional Deposits                                         $79,833.63

    Repos/Chargeoffs                                                 $135,206.64
    Aggregate Number of Notes Charged Off                                    112

    Total Available Funds                                          $8,850,326.03

    Ending Pool Balance                                          $159,114,038.42
    Ending Pool Factor                                                0.3182285%

    Servicing Fee                                                    $139,173.03
         memo: Servicer will allocate $1,500.00 of Servicing
               Fee as Administration Fee
    Repayment of Servicer Advances                                   $356,525.59
                                                                                             ==============================
                                                                                               Memo Item - Reserve Account
Reserve Account:                                                                             Opening balance  $9,999,985.97
                                                                                             + Trans Base             $0.00
    Beginning Balance  (see Memo Item)                            $10,547,925.86             + Trans Low/0%           $0.00
    Target Percentage                                                      5.50%             + Invest. Income    $27,789.27
    Target Balance                                                 $8,751,272.11             + Excess Serv.     $520,150.62
    Specified Yield Supplement Amount                                      $0.00             + Transfer (to)
                                                                                               Collections Acct        0.00
    Specified Yield Supplement Amount                                      $0.00                                -----------
    Specified Reserve Account Balance                              $8,751,272.11               Beginning Bal.$10,547,925.86
    Minimum Balance                                                $9,999,985.97             ==============================
    (Release)/Deposit                                               ($547,939.89)
    Ending Balance                                                 $9,999,985.97

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Current Weighted Average APR:                                              6.911%
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Current Weighted Average Remaining Term (months):                          29.52
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Delinquencies                                                           Dollars     Notes
    Installments:  1- 30 days                                         961,133.91      861
                  31 - 60 days                                        156,819.56      186
                  60+  days                                           147,706.81       80

           Total:                                                   1,265,660.28      867
        Balances: 60+  days                                         1,586,392.72       80

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Navistar Financial 2003 - A Owner Trust
For the Month of August 2005
                                                                                NOTES
                                           TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES
                                     $500,000,000.00  $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00  $18,750,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  (1)                               0.00%           0.00%          96.25%           0.00%           3.75%

   Coupon                                                    1.2500%         1.3100%         1.7300%         2.2400%         3.0800%

Beginning Pool Balance               $167,007,633.64
Ending Pool Balance                  $159,114,038.42

Collected Principal                    $7,758,388.58
Collected Interest                     $1,012,103.82
Charge - Offs                            $135,206.64
Liquidation Proceeds/Recoveries           $79,833.63

Servicing & Administration Fee           $139,173.03
Investment Earnings from
     Pre-Funding Account                       $0.00
Cash Transfer from Negative Carry Acct         $0.00
Cash Transfer from Pre-Funding Acct            $0.00
Cash Transfer from Reserve Acct                $0.00
Total Collections Avail for Debt Svc.  $8,711,153.00

Beginning Balance                    $167,007,633.64           $0.00           $0.00  $49,307,347.37 $108,250,000.00   $9,450,286.27

Interest Due (2)                         $297,407.16           $0.00           $0.00      $71,084.76     $202,066.67      $24,255.73
Interest Paid                            $297,407.16           $0.00           $0.00      $71,084.76     $202,066.67      $24,255.73
Principal Due                          $7,893,595.22           $0.00           $0.00   $7,597,585.40           $0.00     $296,009.82
Mandatory Prepayments
     Class A-1 only **                         $0.00           $0.00

Principal Paid                         $7,893,595.22           $0.00           $0.00   $7,597,585.40           $0.00     $296,009.82

Ending Balance
Note/Certificate Pool Factor
     (Ending Bal./Original Pool Amt.)$159,114,038.42           $0.00           $0.00  $41,709,761.97 $108,250,000.00   $9,154,276.45
                                                              0.0000          0.0000          0.3691          1.0000          0.4882
Total Distributions
                                       $8,191,002.38           $0.00           $0.00   $7,668,670.16     $202,066.67     $320,265.55

Interest Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
Principal Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
   Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00           $0.00
Excess Servicing
   (see Memo Item - Reserve Account)     $520,150.62

Beginning Reserve Acct Balance        $10,547,925.86
(Release)/Draw                          ($547,939.89)
Ending Reserve Acct Balance            $9,999,985.97

(1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
(2) Class A-1 Interest based on Actual Number of Days.
   Interest  for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1. Class A-2, A-3, A-4 and Class B
   Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
==============================================================
Memo Item - Advances:
   Servicer Advances - Current Reporting Period  ($356,525.59)
   Total Outstanding Servicer Advances          $2,032,191.98
==============================================================

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Navistar Financial 2003 - A Owner Trust
For the Month of August 2005

Trigger Events A) Loss Trigger
               B) Delinquency Trigger
               C) Noteholders Percent Trigger

                               5                  4                 3                 2                 1                 0
                             Mar-05             Apr-05            May-05           Jun-05            Jul-05            Aug-05

Remaining Gross Balance  $228,999,826.03     $218,161,075.70   $209,749,920.62   $200,749,566.26   $190,975,277.73   $182,344,754.43

A)   Loss Trigger:

Principal of Contracts
     Charged Off             $173,434.57          $18,266.91       $237,264.54        $87,945.55        $91,727.92       $135,206.64

Recoveries                   $260,331.08         $542,689.64       $214,382.78       $271,001.87       $294,579.80        $79,833.63

Total Charged Off
     (Months 5,4,3)          $428,966.02
Total Recoveries
     (Months 3,2,1)          $779,964.45
                             -----------------
Net Loss/(Recoveries)
     for 3 mos               ($350,998.43)  (a)

Total Balance
     (Months 5,4,3)       $656,910,822.35   (b)

Loss Ratio Annualized
     [(A/B) * (12)]              -0.6412%

Trigger:  Is Ratio > 1.5%              No
                                                                                   Jun-05            Jul-05            Aug-05

B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                $1,199,827.27     $1,893,726.46     $1,586,392.72
     As % of Remaining Gross Balance                                                   0.59767%          0.99161%          0.87000%
     Three Month Average                                                               0.50340%          0.68577%          0.81976%

Trigger:  Is Average > 2.0%            No

C)   Noteholders Percent Trigger: 2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%            No

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